ICR XChange January 11, 2012 Exhibit 99.1

DESCRIPTION OF DELIA*S HOLIDAY 2011 COMMERCIAL
During the entire commercial music is playing in the background. The commercial consists of various models wearing, displaying and showing
dELiA*s apparel and accessories during catalog photo shoots.
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This presentation contains forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and assumptions about our Company, economic and market sectors and the industry in which we do business, among other things. These statements are not guarantees of future performance, and we undertake no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise. Actual events and results may differ from those expressed in any forward-
looking statements due to a number of factors. Factors that could cause our actual performance, future results and actions to differ materially from any forward-looking statements include, but are not limited to, those discussed in risk factors within our
Form 10-K for the fiscal year ended January 29, 2011, and our Form 10-Q for the fiscal quarter ended October 29, 2011, as filed with the Securities and Exchange
Commission.
Disclaimer

Investment Highlights
Well-established multi-channel, multi-brand retailer serving teens and young women's market
• dELiA*s brand offers the trend focused teen girl differentiated assortments from the competition
• Alloy offers a wide selection of juniors targeted name brands
Opportunity to drive significant store productivity through restructured merchandising approach and enhanced selling techniques
Store expansion potential and improving store four-wall economics
E-commerce growth potential with new web site and merchandise architecture changes driving increased productivity and conversion
Turnaround story with significant upside to EBITDA

Where We Were
Vertical product development with long lead times
Extensive investment in key items
Fashion misses in key items and a disconnect with the customer led to increased markdowns
High IMU with deep markdowns lowered merchandise margins
Unprofitable retail segment

stores delias.com catalog
dELiA*s
Shine
HOLIDAY 2011

dELiA*s

New Objectives
Align and strengthen the dELiA*s brand
across all 3 channels: Retail Stores,
Catalog and Website
Drive increased sales productivity
through improvements in each metric
of the sales equation
Accelerate web marketing techniques
and social media exposure
Evaluate and redirect overhead and
selling costs
Generate positive cash flow to fund
growth

Product/ Merchandising

- Merchandising Architecture
- Pricing & Promotion
- Product Development
- Organization – Align to support merchandising strategy

Driving Sales Productivity All Channels

- Increase All Parts of Sales Equation:
  - Traffic
  - Conversion
  - Average Order

Selling Expenses Overhead CapEx

- Overhead Needs
- Challenge and Redirect Selling Expenses
- CapEx Rationalization

dELiA*s

3-Pronged Strategy 7

Product Merchandising 8 * * * * * * * * * ** * * * * * * * * ** * * * * * * * * * * * * * * * * * * ** * * * * * * * * ** * * * * * * * * *

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stores delias.com catalog
dELiA*s

dELiA*s

9

Architecture
Sell the outfit with increased cc count offering
Increase web/store tests, with ability to react quickly through new sourcing model and vendor structure
New category mix
Now Then
Consistent flow of merchandise 4 quarterly floorsets with updates
Less dependence on key items 70% of sales and inventory in 30 key items
Fashion buys 4 weeks of supply Fashion buys 8 weeks of supply

Product Development
Shift mix to fashion merchandise/less
emphasis on key items
•
Drive UPTs with focus on outfitting
New sourcing model enables faster “market to
customer” product flow
•
Increase product testing and chase supported
by new sourcing model and flexible vendor
structure
Increase frequency of floor sets to 12 per year
•
With flow of new product every week

Focus on trend-right merchandise, more frequent flow of
new  product and faster turns

Pricing and Promotions

Achieve higher fashion sell-through at
planned price points
Plan promotional buys around key
events in her life
Promotions planned upfront not
reactionary
Support with marketing strategy
Maintain leaner inventory levels with
more frequent faster-turning deliveries
Better sourcing on key items to reduce
cost

Driving Sales Productivity in All Channels 13 * * * * * * * * * ** * * * * * * * * ** * * * * * * * * * * * * * * * * * * ** * * * * * * * * ** * * * * * * * * *

14

Traffic
Both stores and web need to be increased
Conversion
Both stores and web are below average
UPT x AUR = Average Order
UPT needs to be at 3
AUR driven by increased FP selling

dELiA*s

In all channels we see opportunities for significant improvement in all parts of the selling equation Strategies must drive improvement in all metrics of the sales equation Sales Equation 15

Strategies to Drive Traffic
Stores
Increase frequency of new
merchandise offerings
Enhance window displays and
visuals
Capitalize on catalog and email
Plan promotional events around
events in her life
Web
Increase frequency of new
merchandise offerings
New web front-end via partnership
with MarketLive
•
Enhance search capability
•
Enhance visual merchandising
technique
•
Enhance customer marketing abilities
Capitalize on Alloy Media and
Marketing to drive traffic
Align customer experience across dELiA*s retail stores and
delias.com

dELiA*s
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dELiA*s

Conversion

Stores Web
New merchandise more often
New pricing and promotional
model
More consistent merchandising
offering
More changes to visual
merchandising with emphasis on
outfitting
Addition of a runway to stores to
show and sell outfits
Grow accessory business
New merchandise more often
New pricing and promotional
model
New web site with best of breed
functionality by BTS 2012
•
Functionality to personalize
promotional offerings
Conversion has increased in stores and on web

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Clothing Jeans Tops Dresses Shoes Best of Winter Clearance
SHOPPING BAG
CHECKOUT
JEANS
$29.90
0-25
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SHOES
TOPS
300+
NEW STYLES

dELiA*s

Average Order

Stores
Web
Drive UPT to 3 through more
outfitting and doubling the
accessory business
Increase top to bottom ratio from
current ratio to a minimum 3 to 1
New pricing and promotional
model
More frequent changes to visual
outfitting throughout the store
New functionality that supports
both up selling and outfit selling
New pricing and promotional
model
Catalog focus on outfit completion

Selling Expenses Overhead CapEx 19 * * * * * * * * * ** * * * * * * * * ** * * * * * * * * * * * * * * * * * * ** * * * * * * * * ** * * * * * * * * *

20

Selling Expenses

- Evaluate real estate portfolio, 70 stores up for renewal in next 3 years
- Re-evaluate payroll model in stores
- Continue to rationalize direct catalog circulation
- Re-invest into web marketing

Overhead

- Hiring correct organization for merchandising and creative departments
- Increase and reallocation of web marketing group
- Ongoing review of infrastructure and support services

CapEx Prioritization

- Upgrade back end/WMS of direct business
- Upgrade front end of web (MarketLive)
- New store build out lowers costs by 25%

dELiA*s

Selling Expenses, Overhead, CapEx 21

Financials 22 * * * * * * * * * ** * * * * * * * * ** * * * * * * * * * * * * * * * * * * ** * * * * * * * * ** * * * * * * * * *

23

Nine Months Ended 2011 Income Statement
1) Third Quarter Fiscal 2010 operating income, net loss and EPS adjusted to exclude a pretax non-cash goodwill impairment charge of $7.6 million related to the direct segment.

October 29, 2011 October 30, 2010
Net Revenues 151,560 $                153,784 $
Gross Profit 47,179 $                    48,808 $
Operating Loss (19,033) $                  (20,478) $
Net Loss (18,506) $                  (14,724) $
EPS (0.59) $                       (0.47) $
For the Thirty-Nine Weeks Ended
dELiA*s, Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

Third Quarter 2011 Balance Sheet Statement
October 29, 2011 October 30, 2010
ASSETS
CURRENT ASSETS:
Cash and cash equivalents 15,778 $                    14,356 $
Inventories, net 41,655 $                    41,838 $
Other current assets 7,350 $                      24,750 $
Other Assets 52,576 $                    59,464 $
TOTAL ASSETS 117,359 $                140,408 $
LIABILITIES AND STOCKHOLDERS' EQUITY
TOTAL LIABILITIES 51,250 $                    56,274 $
TOTAL STOCKHOLDERS' EQUITY 66,109 $                    84,134 $
dELiA*s, Inc.
BALANCE SHEETS
(in thousands)
(unaudited)

$250.0
$200.0
$150.0
$100.0
$191.5
$201.6
$215.6
$223.9
$220.7
$153.8
$151.6
FY2006
FY2007
FY2008
FY2009
FY2010
YTD 2010
YTD2011

FY2006
FY2007
FY2008
FY2009
FY2010
YTD 2010
YTD2011
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-2.0%
4.1%
2.8%
-5.9%
-4.1%
-4.8%
1.6%

dELiA*s

Net Sales and Comparable Store Sales Comparable Store Sales Net Sales 26 YTD=First Nine Months Ended October 29, 2011 and October 30, 2010, respectively

39.0%
36.0%
35.7%
35.0%
33.3%
31.7%
31.1%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
FY2006
FY2007
FY2008
FY2009
FY2010
YTD 2010
YTD2011

FY2006
FY2007
FY2008
FY2009
FY2010
YTD 2010
YTD2011
$-
$(5.0)
$(10.0)
$(15.0)
$(20.0)
$(25.0)
$(9.0)
$(18.5)
$(19.2)
$(15.9)
$(21.8)
$(20.5)
$(19.0)

dELiA*s

Gross Margin and Operating Profit
Gross Margin
1) FY and YTD  operating profit exclude Third Quarter Fiscal 2010 pretax non-cash goodwill impairment charge of $7.6 million related to the direct segment
2) YTD=First Nine Months Ended October 29, 2011 and October  30, 2010, respectively

Operating Profit

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dELiA*s
stores
delias.com
catalog

2012 Financial Goals
Positive sales growth in both retail and direct
Improved margins resulting from merchandising and promotional changes
Evaluate real estate portfolio, 70 stores up for renewal in next 3 years
Continued rationalization and reallocation of selling and overhead expenses
Positive EBITDA
Inventory growth rate below sales growth rate